Q1 2026 Earnings Release May 4, 2026 Dave Graziosi – Chair, President & CEO Scott Mell – CFO & Treasurer Fred Bohley – COO & Allison Transmission President Craig Price – Allison Off-Highway President Exhibit 99.2

Safe Harbor Statement The following information contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: the significant costs we are expected to incur in connection with the integration of the Off-Highway Drive & Motion Systems business of Dana Incorporated (now referred to as the “Allison Off-Highway Business”); our ability to successfully integrate the Allison Off-Highway Business and its operations in the expected time frame; our ability to realize all of the anticipated benefits from the integration of the Allison Off-Highway Business and its operations and to effectively manage our expanded operations; our participation in markets that are competitive; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; increases in cost, disruption of supply or shortage of labor, freight, raw materials, energy or components used to manufacture or transport our products or those of our customers or suppliers, including as a result of geopolitical risks, natural disasters, extreme weather events, wars and public health crises such as pandemics; global economic volatility; general economic and industry conditions, including the risk of prolonged inflation and recession; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers or suppliers; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; the concentration of our net sales in our top five customers and the loss of any one of these customers; cybersecurity risks to our operational systems, security systems or infrastructure owned by us or our third-party vendors and suppliers; the failure of markets outside North America to increase adoption of fully automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending; risks associated with our international operations, including acts of war and increased trade protectionism and tariffs; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to identify, consummate and effectively integrate acquisitions and collaborations; and risks related to our indebtedness. Allison cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Actual results may vary significantly from these statements. Allison business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Annual Report on Form 10-K for the year ended December 31, 2025.

Non-GAAP Financial Information 3 We use adjusted earnings before interest, taxes, depreciation, and amortization (“EBITDA”) and adjusted EBITDA as a percent of net sales (“adjusted EBITDA margin”) to measure our operating profitability. We believe that adjusted EBITDA and adjusted EBITDA margin provide management, investors and creditors with useful measures of the operational results of our business and increase the period-to-period comparability of our operating profitability. Adjusted EBITDA margin is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to adjusted EBITDA and adjusted EBITDA margin is net income or segment operating profit (loss) in the case of our segments and net income as a percent of net sales (“net income margin”) or segment operating profit (loss) as a percent of net sales in the case of our segments, respectively. Adjusted EBITDA is calculated as earnings before interest expense, net, income tax expense, amortization of intangible assets, depreciation of property, plant and equipment and other adjustments as defined by the Second Amended and Restated Credit Agreement dated as of March 29, 2019, as amended, governing Allison Transmission, Inc.’s term loans and revolving credit facility. Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net sales. In addition, we believe adjusted net income, adjusted basic earnings per share attributable to common stockholders (“adjusted basic EPS”) and adjusted diluted earnings per share attributable to common stockholders (“adjusted diluted EPS") provide management, investors and creditors with useful measures of our core business performance and trends and increase the period-to-period comparability of our results of operations. The most directly comparable GAAP measure to adjusted net income, adjusted basic EPS and adjusted diluted EPS is net income, basic earnings per share attributable to common stockholders (“basic EPS”) and diluted earnings per share attributable to common stockholders (“diluted EPS"), respectively. Adjusted net income is calculated as net income excluding the effect of certain non-cash, non-recurring, infrequent or unusual items such as: amortization related to acquired intangible assets, depreciation of property, plant and equipment related to the stepped-up basis of acquired assets, step-up in basis of acquired inventory, stock-based compensation expense, acquisition-related expenses, impairment charges, other one-off adjustments and the tax effect of the adjustments. Adjusted basic EPS is calculated by dividing adjusted net income by the weighted average shares of common stock outstanding and adjusted diluted EPS is calculated by dividing adjusted net income by the diluted weighted average shares of common stock outstanding. We use adjusted free cash flow to evaluate the amount of cash generated by our business that, after the capital investment needed to maintain and grow our business and certain mandatory debt service requirements, can be used for repayment of debt, stockholder distributions and strategic opportunities, including investing in our business. We believe that adjusted free cash flow enhances the understanding of the cash flows of our business for management, investors and creditors. Adjusted free cash flow is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to adjusted free cash flow is net cash provided by operating activities. Adjusted free cash flow is calculated as net cash provided by operating activities after cash used for additions of long-lived assets.

Call Agenda Business Update Q1 Financial Performance 2026 Guidance Update

Execution is tracking with internal planning, proceeding in a disciplined and structured manner Q1 2026 Allison Business Update ($ in millions, variance % from Q1 2025) Integration Initial phases of synergy realization taking shape across several key areas, with value capture expected later in 2026 Remain confident in achieving target of $120 million of annual run-rate synergies Value Capture Accelerating combined businesses’ current growth objectives while multiplying future global growth opportunities Combined company has strong global reach and footprint, with more “Local for Local” production to meet commercial and government customers’ requirements Opportunities for cost reductions across product portfolios through manufacturing in best-cost countries and leverage with increased purchasing scale Key Acquisition Rationale Welcome Week at Arco, Italy Allison Transmission North America On-Highway end market cautiously optimistic, balancing positive order trends with uncertainty surrounding geopolitical impacts, including tariffs, and emissions regulations Continued strength in Defense end market with global defense spending reaching highest level since 2009 Allison Off-Highway Mining end market strong, with mineral prices, including key commodities such as gold, copper and rare-earth minerals elevated globally, driving demand for equipment Construction end market improvement in Europe Agriculture end market showing green shoots in certain segments and regions, but overall muted environment driven by commodity prices and farmer profitability Net Sales $1,406 +84% Year-over-year increase driven by addition of the Allison Off-Highway business unit, partially offset by 4 percent decrease in the Allison Transmission business unit

Q1 2026 Net Sales Performance – Allison Transmission

($ in millions, variance % from Q1 2025)

	End Markets	Q1 2026	Variance	Commentary
	North America On-Hwy	$375	(14%)	Market showing signs of stabilization although uncertainty remains around geopolitical impacts, including tariffs, and emissions regulations. Class 8 vocational truck demand driven by infrastructure spending and megaprojects. Medium-duty truck demand impacted by consumer spending and overall macroeconomic health.
	Outside North America On-Hwy	$110	(2%)	European Union economic stabilization to be determined due to conflict in Middle East. Penetration initiatives in Asia Pacific with near-term impacted by regional economic differences. Trend of increased automaticity drives long-term growth opportunities.
	Global Off-Hwy	$8	(56%)	Implications for hydraulic frac due to conflict in Middle East uncertain. Mining strong due to elevated commodity prices and global growth initiatives.
	Defense	$87	64%	Continued strength from International customers, primarily in tracked programs, with new and legacy products. Growth outlook bullish with global defense budgets increasing and national security more relevant to nations.
	Service Parts, Support Equipment & Other	$153	3%	Global parts outlook impacted by increased fleet ages across multiple sectors and fielded population outside of warranty. Support equipment driven by transmission volume.
	Total	**$733**	**(4%)**	

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Q1 2026 Net Sales Performance – Allison Off-Highway

Allison

($ in millions)

End Markets		Q1 2026	Commentary
	Construction & Material Handling	$227	Global construction markets seeing steadier investments, while rate-sensitive residential segments lag. European construction showing signs of strength but to be determined impacts from conflict in Middle East. Americas construction weak due to lower telehandler production. Warehousing and e-commerce activities driving demand for fork trucks
	Agriculture	$154	Commodity prices remain low, although impacts from Middle East conflict to be seen. High-horsepower slower with margins at farms important for new equipment purchases. Growth in low-horsepower in India.
	Industrial	$90	Large machine projects, industrial output and manufacturing health driven by interest rate environment.
	Mining	$50	Mineral prices, including key commodities such as gold, copper and rare-earth minerals remain elevated globally, driving demand for equipment.
	Service Parts, Specialty & Other	$152	Increased fleet ages across multiple sectors impacting global parts outlook.
	Total	**$673**	

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Q1 2026 Allison Financial Performance

Allison

Segment Performance

$ in millions	Allison Transmission	Allison Off-Highway	Allison Central Group
Net Sales	**$733**	**$673**	**-**
Cost of Sales	$377	$623	-
Gross Profit	**$356**	**$50**	**-**
Selling, general and administrative	$65	$56	$36
Engineering – research and development	$39	$15	-
Operating Income / (Loss)	**$252**	**($21)**	**($36)**
Operating Income / (Loss) as a % of Net Sales	*34%*	*(3%)*	-
Adjusted EBITDA* **	**$276**	**$98**	**($12)**
*Adjusted EBITDA Margin****	*38%*	*15%*	-

- ***Allison Central Group is a centralized cost center which includes certain functional costs that support the company's global operations***
- ***Allison Off-Highway cost of sales includes unfavorable one-time impacts from $76 million of inventory and fixed asset stepped-up basis***
- ***Adjusted Diluted EPS, a non-GAAP financial measure, excludes approximately $100 million of acquisition-related expenses, including stepped-up basis impacts, as well as intangible amortization and stock-based compensation expense***

Consolidated Performance

$ in millions, except per share data	Q1 2026	Q1 2025	Variance
Net Sales	**$1,406**	**$766**	**$640**
Cost of Sales	$1,000	$388	$612
Gross Profit	**$406**	**$378**	**$28**
Selling, general and administrative	$157	$87	$70
Engineering – research and development	$54	$42	$12
Operating Income	**$195**	**$249**	**($54)**
Interest expense, net	($61)	($21)	($40)
Other income (expense), net	($2)	$5	($7)
Income before income taxes	**$132**	**$233**	**($101)**
Income tax expense	($20)	($41)	$21
Net Income	**$112**	**$192**	**($80)**
Diluted EPS	$1.33	$2.23	($0.90)
Adjusted Diluted EPS*	**$2.57**	**$2.43**	**$0.14**
Adjusted EBITDA**	**$362**	**$296**	**$66**
Net Income as a % of Net Sales	*8%*	*25%*	*(1700 bps)*
*Adjusted EBITDA Margin***	*26%*	*39%*	*(1300 bps)*

*See Appendix for the reconciliation from Net Income to Adjusted Net Income, Basic EPS to Adjusted Basic EPS and Diluted EPS to Adjusted Diluted EPS
**See Appendix for the reconciliation from Net Income and Net Income as a percentage of Net Sales
***See Appendix for the reconciliation from Segment Operating Income / (Loss) and Segment Operating Income / (Loss) as a percentage of Net Sales

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Adjusted Free Cash Flow*** Q1 2026 Allison Cash Flow, Liquidity & Leverage 9 *See Appendix for the reconciliation from Net income to Adjusted Net Income, Basic EPS to Adjusted Basic EPS and Diluted EPS to Adjusted Diluted EPS **See Appendix for the reconciliation from Net Income and Net Income as a percentage of Net Sales ***See Appendix for the reconciliation from Net Cash Provided by Operating Activities Capital Allocation Q1 2026 Debt Repayment $150 Adjusted EBITDA** $362 Expected recoveries in key end markets, including NA On-Highway in the Allison Transmission business unit and Agriculture, as well as Mining, in the Allison Off-Highway business unit, along with synergy realization, will drive Adj. EBITDA margin higher ($ in millions, except per share data) Allison Consolidated Q1 2026 Adjusted EBITDA Margin** 26% $156 $103 Liquidity & Leverage as of March 31, 2026 Cash and Available Borrowing Capacity $1,156 $845 million of available revolving credit facility commitments and $311 million of cash on hand Net Debt $3,981 $150 million payment towards revolving credit facility in the first quarter of 2026 Net Leverage Ratio < 3.0x Based on pro-forma LTM Adjusted EBITDA** including addition of Allison Off-Highway business unit Net Leverage Target 2.0x Reduction in near-term through increased earnings and debt repayments Strong cash generation enables capital to be allocated opportunistically, with investments for growth, debt reduction to achieve near-term leverage targets and capital returned to shareholders through share repurchases and quarterly dividends Net Cash Provided by Operating Activities Capital Expenditures $53 Dividend Payments $25 Share Repurchases $20 Adjusted Diluted EPS* $2.57 Increased 6% year-over-year with immediate accretion from Allison Off-Highway acquisition

Business Unit *Subject to the completion of purchase price accounting associated with the acquisition of the Allison Off-Highway business unit **See Appendix for the Guidance Reconciliation $3,025 to $3,175 Allison Transmission Consolidated Allison Off-Highway Net Sales $2,550 to $2,750 $5,575 to $5,925 $600 to $750 $1,365 to $1,515 $970 to $1,100 $295 to $315 $655 to $805 Net Sales Net Income* Adjusted EBITDA** Net Cash Provided by Operating Activities Capital Expenditures Adjusted Free Cash Flow** ($ in millions) Given first quarter results, while taking into consideration current macroeconomic and geopolitical uncertainty, we are reaffirming our full year 2026 guidance provided to the market on February 23rd Full Year 2026 Guidance Update

Appendix Non-GAAP Financial Information

Non-GAAP Reconciliations (1 of 5) Adjusted EBITDA Reconciliation Three months ended March 31, 2026 includes the addition of the Allison Off-Highway business unit. All other time periods shown reflect only the legacy Allison Transmission business unit.

13 Non-GAAP Reconciliations (2 of 5) Segment Adjusted EBITDA Reconciliation ($ in millions)

Non-GAAP Reconciliations (3 of 5) Adjusted Net Income and Earnings Per Share Reconciliation Three months ended March 31, 2026 includes the addition of the Allison Off-Highway business unit.

15 Non-GAAP Reconciliations (4 of 5) Three months ended March 31, 2026 includes the addition of the Allison Off-Highway business unit. All other time periods shown reflect only the legacy Allison Transmission business unit. Adjusted Free Cash Flow Reconciliation

Non-GAAP Reconciliations (5 of 5) Guidance Reconciliation